Fair Value Measurements, Level 3 Fair Value Input Reconciliation Table (Details) (Derivative [Member], Midwest premium swap contracts, USD $) In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2011
Derivative [Member] | Midwest premium swap contracts
Reconciliation of activity for financial instruments classified as Level 3:
Balance at December 31, 2010	$ 0.1
Total realized/unrealized losses included in:
Cost of goods sold excluding depreciation expense	1.4
Transactions involving Level 3 derivative contracts:
Purchases	0
Sales	0
Issuances	0
Settlements	(1.5)
Transactions involving Level 3 derivatives - net	(1.5)
Transfers in and (or) out of Level 3 valuation hierarchy	0
Balance at December 31, 2011	0
Total gains included in earnings attributable to the change in unrealized losses relating to derivative contracts held at December 31, 2011	$ 0